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                                                              EXHIBIT (b)(10)(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 1 to the registration statement on Form N-4 (the "Registration Statement") of our report dated
April 7, 1998, related to the consolidated financial statements of National Life Insurance Company, as well as our report dated April 22, 1998 related to the financial statements of National Variable Annuity Account II, which appear in such Statement of Additional Information, prepared in accordance with generally accepted accounting principals. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.




Price Waterhouse LLP
Montpelier, Vermont

April 23, 1998